UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

LEFTERIS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39636	85-2646550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

292 Newbury Street, Suite 293 Boston, MA	02115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 510-1991

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LFTRU	The Nasdaq Stock Market LLC
Shares of Class A common stock, $0.0001 par value, included as part of the units	LFTR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	LFTRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K of Lefteris Acquisition Corp., a Delaware corporation (the “Company”), on October 23, 2020, the Company consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $200,000,000. The Company granted the underwriter in the IPO (the “Underwriter”) a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any. On November 13, 2020, the Underwriter partially exercised its over-allotment option and on November 17, 2020, purchased an additional 709,894 Units (the “Over-Allotment Units”), generating gross proceeds of $7,098,940.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,000,000 warrants (the “Private Placement Warrants”) to Lefteris Holdings LLC, a Delaware limited liability company (the “Sponsor”), at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. In connection with the Underwriter’s partial exercise of its over-allotment option, the Sponsor purchased an additional 94,653 Private Placement Warrants, generating gross proceeds to the Company of $141,979.

In connection with the closing and sale of the Over-Allotment Units and 94,653 additional Private Placement Warrants (together, the “Over-Allotment Closing”), a total of $7,098,940 comprised of $6,956,961 of the proceeds from the closing and sale of the Over-Allotment Units (which amount includes $248,463 of the Underwriter’s deferred discount) and $141,979 of the proceeds of the sale of the additional 94,653 Private Placement Warrants, was placed in a trust account established for the benefit of the Company’s public stockholders and the underwriter of the IPO at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. As a result of the Underwriter's partial exercise of the over-allotment option, the Sponsor forfeited 572,526 shares of the Company's Class B common stock, $0.0001 par value per share.

An audited balance sheet as of October 23, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on October 29, 2020. The Company’s unaudited pro forma balance sheet as of October 23, 2020, adjusted for the Over-Allotment Closing on November 17, 2020, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Unaudited Pro Forma Balance Sheet as of October 23 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2020
LEFTERIS ACQUISITION CORP.

By:	/s/ Jon Isaacson
Name:	Jon Isaacson
Title:	Chief Financial Officer and Chief Corporate Development Officer